UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2009

Commission File No.:    001-13387

AEROCENTURY CORP.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware	94-3263974
(State or Other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1440 Chapin Avenue, Suite 310 Burlingame, CA 94010	94010
(Address of principal executive offices)	(Zip Code)

(650) 340-1888
Registrant’s telephone number, including area code:

Not Applicable
Former Name or Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03: Amendment to Bylaws

On January 30, 2009, the Board of the Directors of the Company approved an amendment to the Bylaws of the Company to change the range of the variable number of directors from "6 to 9 directors" to "5 to 9 directors", as shown in the Bylaw Amendment attached as Exhibit 3.1 hereto.

AEROCENTURY CORP.

Date: February 3, 2009	By:	/s/ Neal D. Crispin

Title: President